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                                                                  EXHIBIT 10.5

                          INDEMNIFICATION AGREEMENT



        AGREEMENT dated as of this 17th day of June, 1999, by and between TBM Holdings, Inc., a Florida corporation (the "Company") and
__________________________ (the "Indemnitee").

      WHEREAS, the Indemnitee is serving as a director and/or officer of the Company and the Company, in order to induce the Indemnitee to continue his service, wishes to set forth its indemnification obligations to the Indemnitee;

      NOW, THEREFORE, in consideration of the promises and conditions set forth herein, including the Indemnitee's continued service to the Company, the Company and Indemnitee hereby agree as follows:

      1. Definitions. The following terms, as used herein, shall have the following respective meanings:

      "Covered Amount" means the aggregate amount of all Losses and Expenses which, in type or amount, are not insured under any director's and officer's liability insurance maintained by the Company from time to time.

      "Covered Act" means any of the following, whether occurring on, prior to or after the date of this Agreement: any breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by Indemnitee or any of the foregoing alleged by any claimant or any claim against Indemnitee solely by reason of his being a director or officer, or both, of the Company.

      "Determination" means a determination, based on the facts known at the time, made by:

      (i) a majority vote of a quorum of disinterested directors of the Company;

      (ii) independent legal counsel in a written opinion prepared at the request of a majority of a quorum of disinterested directors of the Company;

      (iii) a majority of the disinterested stockholders of the Company; or

      (iv)  a final adjudication by a court of competent jurisdiction.

      "Determined" shall have a correlative meaning.

      "Excluded Claim" means any Loss or Expense:


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      (i)   based upon or attributable to Indemnitee's gaining in fact any personal profit or advantage to which the Indemnitee is not entitled;

      (ii) for the return by Indemnitee of any remuneration paid to Indemnitee without the previous approval of the stockholders of the Company which is illegal;

      (iii) for an accounting of profits in fact made from the purchase or sale by Indemnitee of securities of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, or any similar provision of any state law;

      (iv) resulting from Indemnitee's knowingly fraudulent, dishonest or willful misconduct;

      (v) the payment of which by the Company under this Agreement is not permitted by applicable law; or

      (vi)  which is not within the Covered Amount.

      "Expenses" means any reasonable expenses incurred by Indemnitee as a result of a claim or claims made against him for any Covered Act including, without limitation, counsel fees and costs of investigative, judicial or administrative proceedings or appeals, but shall not include Fines.

      "Fines" means any fine, penalty or, with respect to an employee benefit plan, any excise tax or penalty assessed with respect thereto.

      "Loss" means any amount which the Indemnitee is legally obligated to pay as a result of a claim or claims made against him for any Covered Act including, without limitation, damages and judgments and sums paid in settlement of a claim or claims, but shall not include Fines.

      2.    Maintenance of Directors' and Officers' Liability Insurance.

            (a) The Company hereby represents and warrants that it is applying for a policy of directors, and officers, liability insurance and that, subject to Section 2(c), it will use its best efforts to obtain such liability insurance coverage.

            (b) The Company hereby covenants and agrees that, so long as Indemnitee shall continue to serve as a director or officer, or both, of the Company and thereafter so long as the Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit, investigation or proceeding, whether civil, criminal or investigative, by reason of the fact that the Indemnitee was a director or officer, or both, of the Company, the Company, subject to Section 2 (c) , shall maintain in full force and effect directors' and officers' liability insurance coverage.


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            (c)   The Company shall have no obligation to maintain directors'
and officers' liability insurance coverage if the Company determines in good faith that such insurance is not reasonably available, the premium cost for such insurance is disproportionate to the amount of coverage provided, or the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit.

      3. Indemnification. The Company shall indemnify the Indemnitee fully and hold him harmless from the Covered Amount of any and all Losses and Expenses subject, in each case, to the further provisions of this Agreement.

      4.    Excluded Coverage.

            (a) The Company shall have no obligation to indemnify the Indemnitee and hold him harmless from any Loss or Expense which has been Determined to constitute an Excluded Claim.

            (b) The Company shall have no obligation to indemnify Indemnitee and hold him harmless from any Loss or Expense to the extent that Indemnitee is indemnified by the Company pursuant to the Company's bylaws or is otherwise indemnified (other than pursuant to any indemnification which is, by its terms, secondary to any indemnification provided by the Company).

      5.    Indemnification Procedures.

            (a) Promptly after receipt by the Indemnitee of notice of the commencement of or the threat of commencement of any action, suit, investigation or proceeding, the Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement or threat thereof.

            (b) If, at the time of the receipt of such notice, the Company has directors' and officers' liability insurance coverage in effect, the Company shall give prompt notice of the commencement or the threat of commencement of such action, suit, investigation or proceeding to the insurers in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Losses and Expenses payable as a result of such action, suit, investigation or proceeding in accordance with the terms of such policies.

            (c) To the extent the Company does not, at the time of the commencement of or the threat of commencement of such action, suit, investigation or proceeding, have applicable directors' and officers' liability insurance coverage, or if a Determination is made that any Expenses arising out of such action, suit, investigation or proceeding will not be payable under the directors' and officers' liability insurance coverage then in effect, the Company shall be obligated to pay the Expenses of such action, suit, investigation or proceeding as they are incurred and in advance of the final disposition thereof and the Company shall be entitled to assume the defense of such action, suit, investigation or proceeding, with counsel reasonably


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satisfactory to Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, the Company will not be liable to Indemnitee under this Agreement for any legal or other Expenses subsequently incurred by the Indemnitee in connection with such defense other than reasonable Expenses of investigation; provided, that Indemnitee shall have the right to employ his counsel in any such action, suit, investigation or proceeding but the fees and expenses of such counsel incurred after delivery of such notice shall be at the Indemnitee's expense; and provided further, that if (i) the employment of counsel by Indemnitee has been previously authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such action, the fees and expenses of such counsel employed by Indemnitee shall be at the expense of the Company.

            (d) All payments on account of the Company's indemnification obligations under this Agreement shall be made within sixty (60) days of Indemnitee's written request therefor unless a Determination is made that the claims giving rise to Indemnitee's request are Excluded Claims or otherwise not payable under this Agreement; provided, that all payments on account of the Company's obligations under Section 5(c) of this Agreement prior to the final disposition of any action, suit, investigation or proceeding shall be made within twenty (20) days of Indemnitee's written request therefor and such obligation shall not be subject to any such determination but shall be subject to Section 5(e) of this Agreement.

            (e) Indemnitee agrees that he will reimburse the Company for all Losses and Expenses paid by the Company in connection with any action, suit, investigation or proceeding against Indemnitee in the event and only to the extent that a Determination shall have been made by a court in a final adjudication from which there is no further right of appeal that the Indemnitee is not entitled to be indemnified by the Company for such Expenses because the claim is an Excluded Claim or because Indemnitee is otherwise not entitled to payment under this Agreement.

      6. Settlement. The Company shall have no obligation to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action, suit, investigation or proceeding effected without the Company's prior written consent. The Company shall not settle any claim in any matter which would impose any Fine or any obligation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee shall unreasonably withhold their consent to any proposed settlement.

      7. Rights Not Exclusive. The rights provided hereunder shall not be deemed exclusive of any other rights to which the Indemnitee may be entitled under the articles of incorporation or bylaws of the Company or any by-law, agreement, vote of stockholders or of disinterested directors or otherwise, both as to action in his official capacity and as to action in any other capacity by holding such office, and shall continue after the Indemnitee ceases to serve the Company as an officer or director.


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      8.    Enforcement.

            (a) Indemnitee's right to indemnification shall be enforceable by Indemnitee only in the courts of the State of Connecticut or in the United States District Court for the District of Connecticut and shall be enforceable notwithstanding any adverse Determination. In any such action, if a prior adverse Determination has been made, the burden of proving that indemnification is required under this Agreement shall be on Indemnitee. The Company shall have the burden of proving that indemnification is not required under this Agreement if no prior adverse Determination shall have been made.

            (b) In the event that any action is instituted by Indemnitee under this Agreement, or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable counsel fees, incurred by Indemnitee with respect to such action, unless the court determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous.

      9. Severability. In the event that any provision of this Agreement is determined by a court to require the Company to do or to fail to do an act which is in violation of applicable law, such provision shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law, and, as so limited or modified, such provision and the balance of this Agreement shall be enforceable in accordance with the terms thereof.

      10. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Connecticut.

      11. Consent to Jurisdiction. The Company and the Indemnitee each hereby irrevocably consents to the jurisdiction of the courts of the State of Connecticut and the United States District Court for the State of Connecticut for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the courts of the State of Connecticut or in the United States District Court for the State of Connecticut.

      12. Successor and Assigns. This Agreement shall be (i) binding upon all successors and assigns of the Company (including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law) and (ii) shall be binding on and inure to the benefit of the heirs, personal representatives and estate of Indemnitee.

      13. Amendment. No amendment, modification, termination or cancellation of this Agreement shall be effective unless made in a writing signed by each of the parties hereto.


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      IN WITNESS WHEREOF, the Company and Indemnitee have executed this
Agreement as of the day and year first above written.


                                          TBM HOLDINGS, INC.


                                          By:
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                                             William A. Schwartz
                                             President


                                          -------------------------------
                                          Indemnitee



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